UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2010

RAM ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (918) 663-2800

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 3, 2010, RAM Energy Resources, Inc. issued a press release announcing its results for its first quarter ended March 31, 2010. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item by reference.

This information (including the Exhibit) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed below, on May 3, 2010, our stockholders approved amendments to our 2006 Long-Term Incentive Plan, each as set forth in our proxy statement for the 2010 Annual Stockholders Meeting and filed with the Commission on April 2, 2010. The description of the amendments set forth in our proxy statement is incorporated herein by reference.  The second amendment to our 2006 plan is attached hereto as Exhibit 10.8.2.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Our 2010 Annual Meeting of Stockholders was held May 3, 2010.  At the meeting, the following items were submitted to a vote of the stockholders:

(a)
Election of Director.  Mr. Larry E. Lee was reelected to serve as a director on our board of directors until the 2013 annual meeting of our stockholders. Mr. Lee received 43,388,745 votes, or 70% of all votes cast by the holders of our common stock present in person or by proxy.  Votes withheld and broker non-votes were 86,416 and 18,739,160, respectively.  Gerald R. Marshall, Sean P. Lane and John M. Reardon continue to serve as directors on our board of directors.

(b)
Adoption of Amendments to our 2006 Long-Term Incentive Plan.  The adoption of the following amendments to our 2006 plan received 42,873,398 votes, or 69% of all votes cast by the holders of our common stock present in person or by proxy: Votes against, abstentions and broker non-votes were 566,288, 35,475 and 18,739,160, respectively.

	•	Increase the maximum authorized number of shares to be awarded under the 2006 plan from 6,000,000 to 7,400,000;

•
Remove the limitations in the 2006 plan that limit to 100,000 the number of shares of common stock that may be made subject to the grant of stock options, stock appreciation rights, restricted stock awards and performance unit awards to any eligible employee in any calendar year; and

•
Remove the limitations in the 2006 plan that limit to 20,000 the number of shares of common stock that may be made subject to the grant of stock options and restricted stock awards to any eligible director in any calendar year.

(c)
Ratification of Appointment of Independent Auditors. The ratification of the appointment of UHY LLP as our independent auditors for 2010 received 62,066,273 votes, or 99.8% of all votes cast by the holders of our common stock present in person or by proxy.  Votes against and abstentions were 109,012 and 39,036, respectively.

Item 9.01.  Financial Statements and Exhibits.

    (d)  Exhibits:

10.8.2	Second Amendment to the RAM Energy Resources, Inc. 2006 Long-Term Incentive Plan effective May 3, 2010

99.1	Press Release dated May 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM ENERGY RESOURCES, INC.
(Registrant)

May 7, 2010	By: /s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Method of Filing

10.8.2	Second Amendment to the RAM Energy Resources, Inc. 2006 Long-Term Incentive Plan effective May 3, 2010	Filed herewith electronically

99.1	Press Release dated May 3, 2010	Filed herewith electronically